UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2005
Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 14, 2005, Huron Consulting Group Inc. issued a press release announcing its participation at the William Blair & Company 25th Annual Growth Stock Conference taking place at The Four Seasons Hotel in Chicago from June 21-23, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated June 14, 2005, announcing the participation of Huron Consulting Group Inc. at the William Blair & Company 25th Annual Growth Stock Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	June 14, 2005	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer